Exhibit 99.1
CROSSFIRST BANKSHARES,

INC.TM Q4 2021
Earnings Presentation January 24, 2022
Mike Maddox, President

& CEO
Ben Clouse, CFO
Randy Rapp,

CCO & CRO
Heather Worley, Director

of IR

LEGAL DISCLAIMER

CROSSFIRST BANK

FORWARD-LOOKING STATEMENTS. The financial results in this presentation reflect preliminary, unaudited results, which are not final until the Company's Annual Report on Form 10-K is filed. This presentation and oral statements made during this meeting contain forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as "may," "might," "should," "could," "predict," "potential," "believe," "expect," "continue," "will," "anticipate," "seek," "estimate," "intend," "plan," "strive," "projection," "goal," "target," "outlook," "aim," "would," "annualized" and "outlook," or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: risks relating to the COVID-19 pandemic; risks related to general business and economic conditions and any regulatory responses to such conditions; our ability to effectively execute our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions; the geographic concentration of our markets; fluctuation of the fair value of our investment securities due to factors outside our control; our ability to successfully manage our credit risk and the sufficiency of our allowance; regulatory restrictions on our ability to grow due to our concentration in commercial real estate lending; our ability to attract, hire and retain qualified management personnel; interest rate fluctuations; our ability to raise or maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework in mitigating risks and losses; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; system failures and interruptions, cyber-attacks and security breaches; employee error, fraudulent activity by employees or clients and inaccurate or incomplete information about our clients and counterparties; our ability to maintain our reputation; costs and effects of litigation, investigations or similar matters; risk exposure from transactions with financial counterparties; severe weather, acts of god, acts of war or terrorism; compliance with governmental and regulatory requirements; changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; compliance with requirements associated with being a public company; level of coverage of our business by securities analysts; and future equity issuances.

Any forward-looking statement speaks only as of the date on which it is made, and we do not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

NON-GAAP FINANCIAL INFORMATION. This presentation contains certain non-GAAP measures. These non-GAAP measures, as calculated by CrossFirst, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measures of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See reconciliations of certain non-GAAP measures included at the end of this presentation.

MARKET AND INDUSTRY DATA. This presentation references certain market, industry and demographic data, forecasts and other statistical information. We have obtained this data, forecasts and information from various independent, third party industry sources and publications. Nothing in the data, forecasts or information used or derived from third party sources should be construed as advice. Some data and other information are also based on our good faith estimates, which are derived from our review of industry publications and surveys and independent sources. We believe that these sources and estimates are reliable but have not independently verified them. Statements as to our market position are based on market data currently available to us. Although we are not aware of any misstatements regarding the economic, employment, industry and other market data presented herein, these estimates involve inherent risks and uncertainties and are based on assumptions that are subject to change.

2

CROSSFIRST BANK



Mike Maddox – President, CEO and Director

- Joined CrossFirst in 2008 after serving as Kansas City regional president for Intrust Bank
- Practicing lawyer for more than six years before joining Intrust Bank
- Appointed to CEO June 1, 2020 after 12 years of service
- B.S. Business, University of Kansas; J.D. Law, University of Kansas; Graduate School of Banking at the University of Wisconsin – Madison



Ben Clouse – Chief Financial Officer

- 25 years of experience in financial services, asset and wealth management, banking, retail and transportation, including public company CFO experience
- Joined CrossFirst in July 2021 after serving as CFO of Waddell & Reed Financial, Inc. (formerly NYSE: WDR) until its acquisition in 2021
- Significant experience leading financial operations as well as driving operational change
- B.S. Business, Kansas State University; Master of Accountancy, Kansas State University
- Obtained CPA designation and FINRA Series 27 license



Randy Rapp – Chief Risk Officer and Chief Credit Officer

- More than 33 years of commercial banking experience in Texas in various credit, production, risk and executive roles.
- Joined CrossFirst in March 2019 after a 19-year career at Texas Capital Bank (NASDAQ:TCBI) serving as Executive Vice President and Chief Credit Officer from May 2015 until March 2019.
- B.B.A. Accounting, The University of Texas at Austin and M.B.A. Finance, Texas Christian University
- Obtained CPA designation



Heather Worley –Director of Investor Relations

- More than 15 years of experience in marketing, communications and investor relations in banking and finance
- Joined CrossFirst in September 2021. Previously, SVP & Director of IR for Texas Capital Bancshares, Inc. (NASDAQ: TCBI)
- Recognized by *Institutional Investor* magazine All-America Executive Team 2017 | Top Investor Relations Professional & All-America Executive Team 2019 | Top Investor Relations Program
- B.A. Communications, Mississippi State University

Other Senior Executives

Steve Peterson
Chief Banking Officer
of CrossFirst Bank
21+ years of banking experience
Joined CrossFirst in 2011

Amy Fauss
Chief Operating &
Chief Human Relations Officer
of CrossFirst Bank
28+ years of banking experience
Joined CrossFirst in 2009

Jana Merfen
Chief Technology Officer
of CrossFirst Bank
12+ years of technology experience
Joined CrossFirst in 2021

3

Executing Strategic Initiatives

CROSSFIRST BANK
Net Income
$5.8 $ 19.6

$30.7 $28.5 $62.5 $12.6

$72.0
$69.4 $83.0 2017 2018

2019 2020 2021
Net Income Pretax, Pre
Provision Profit

(2)
Operating Revenue(1)
$78.5 $3.7 74.8 $116.5

$6.
1 $110.4 $150.2 $8.7

$141.5 $172.0 $11.7 $160.3

$182.4 $13.7 $168.7
2017 2018 2019 2020 2021 Diluted EPS
$0.12 $0.47 $0.58 $0.24

$1.33
2017 2018 2019 2020 20021
Classified Loans/(Total Capital +

LLR)
13.3% 19.2%13.2%

40.9% 10.8%
2017 2018 2019 2020 2021
Defined as net interest income plus

non interest income
(2)
Represents anon

GAAP financial measure, see non

GAAP reconciliation slides at

the end of this presentation

for more details

Full Year 2021
Highlights and Summary CORSSFIRST

BANK
Financial Performance
Strong net income during

2021 of $69.4 million,

up from $12.6 million

in 2020
Net interest margin fully tax equivalent

(FTE) of 3.15% in 2021

compared to 3.13% in

2020
Continued improvement in efficiency ratio

to 54.5% in

2021 from 58
.1% in 2020 Credit quality
Nonperforming assets to assets ratio

decreased 58% from

Q4 2020 to 0.58%
Net charge -
offs to average loans ratio

decreased 67% from

full year 2020 to 0.30%
Classified loans to total capital ratio

decreased 73.5% from

Q4 2020 to 10
.8% Balance Sheet
6.6% (annualized) growth

in total loans, ex PPP,* during

Q4 2021
62% demand deposits growth

from December 31, 2020,

which represented 25% of

total deposits at December 31,

2021
$1.9 billion in unfunded

loan commitments as of December 31,
2021 * Represents a Non
GAAP financial measure,

see Non
GAAP reconciliation

slides at the end of the

presentation for more detail.

Strategic Initiative Achievements 2021

CROSSFIRST BANK
Shareholder Focus
Purchased $8.4 million,

or 1%, of outstandi
ng shares, during the fourth

quarter as part of the $30

million share repurchase program announced

in October 2021
Completed $20 million share repurchase

program in Q2 2021

at a weighted average price of $12.68
Investing in Technology Signed a contract dur
ing the fourth quarter with

Q2 Holdings
Brings a single unified platform

to provide a seamless client

experience for mobile, online,

and voice banking
Offers the ability to further

leverage innovative digital banking

products, services, and features
Invest
ing in funds

designed to support community

banks
Announced investment in

JAM FINTOP Banktech investment

fund
In discussions with additional

fintech investment funds

that are designed to support

community banks
Talent Acquisition Entered Phoenix market and
recruited experienced banking

team
Added experienced banking

executive David Felan to head

the Texas growth strategy
Added 16 new producers in 2021,

an increase of 18% from 2020

Our Road to Success ONE TEAM Focusing on: Elevating our Strong
Corporate Culture by Living

our CrossFirst Values
Attracting and Retaining

High Performing Talent
Well - being of our Employees ONE BANK Focusing on: Targeting Businesses and Professionals Branch Lite Technology Focused
Delivering Extraordinary

Service and
Customer Experience SHARED VISION Focusing on: Performance & Profitability Seizing Growth Opportunities Strong Credit Quality
Enhancing Products and

Services
Managing Enterprise Risk
Contributing

to our Communities
LEAWOOD, KS KANSAS CITY,

MO TULSA, OK OK
LAHOMA CITY, OK PHOENIX,

ZA FRISCO,TX DALLAS,TX
Total Assets $5.6 billion Gross Loans $4.3 billion Total Deposits $4.7 billion Book Value/ Share $13.23 Note: As of 12/31/21.

CROSSFIRST BANKSAHERS,

INC.TM
EXPANDING OUR FOOTPRINT AREAS OF FOCUS
Continue to execute our

organic growth strategy

in existing markets
Focus on new expansion

in target markets where we currently

have client business
Evaluate expansion

strategies in key target markets:
De Novo Expansion:
Hire experienced talent to expand

i
n key growth markets Strategic Acquisition: Provides operational scale and synergies
Adds new lines of

business
Adds fee income opportunities POTENTIAL TARGET MARKETS Austin, Texas Fort Worth, Texas Nashville, Tennessee
San Antonio,

Texas
Denver, Colorado Houston, Texas Omaha, Nebraska

Fourth Quarter 2021

Summary & Highlights CROSSFIRST

BANK
Net Income
$20.8M ROA 1.50%

NIM(FTE) 3.28% Diluted

EPS $0.40 ROE 12.57%
Balance Sheet Updaets 1.6%

(1) (2) Non
GAAP Loan growth QoQ

5.6 % Deposit growth QoQ

21.
0 % DAA Deposit growth

QoQ 3.4%(2) tbv/Shared grothw

QoQ
Credit Performance 0.58% NPAs/Asset

0.07% NCOs/Avg

Loans 1.37% Reserves/Loans

11% Classified Loans/Capital

+ ALLL
Capital & Liquidity

12.46% CET 1 Capital Ratio

13.61% Total Risk
- Based Capital 91% Lo
ans/Deposits 22% Cash and

Securities/Assets
Efficiency 55.38%

Q4 2021 GAAP Efficiency Ratio

54.5%(2) Q4 2021

Non
GAAP Efficiency Ratio 1.93%

Non
- Interest Expense/Avg Assets
Note: Interim periods

are annualized.
Gross loans net of unearned

income; excludes
PPP loans. * Represents a non GAAP financial measure. See Non
GAAP Reconciliation

slides at the end of this

presentation for additional

detail.

Net Interest Margin CROSSFIRST

BANK
Yield on Loans & Cost

of Deposits
4.89% 0.99% 5.34%

1.44% 5.52%
1.89% 4.26% 0.85%

4.02% 0.40%
2017 2018 2019 2020 2021
Yield on Loans Cost of

Total Deposits
Net Interest Margin
Fully Tax Equivalent

(FTE)
3.40% 3.39% 3.31% 3.13%

3.15%
2017 2018 2019 2020 2021 Fully tax
equivalent net interest margin

increased 8bps to
3.28% in Q4

2021 from Q3 2021,

primarily due to credit improvement

and incremental loan fees
PPP Fees:
Realized $1.3

million in Q4 2021
$1.7 million of fees remain to

be realized
Loan to deposit

ratio decreased to 91%

from 95% in Q3 2021

PPP Loan Summary CROSSFIRST BANK PPP Timeline
$292 ($67) $336 $111

$225 ($161) $197

$129 $68 ($88) $109 $96 $13

($44) $65
Q4 2020 End Q1 2021 Forgiven

Q1 2021 End Q2 2021 Forgiven

Q2 2021 End Q3 2021 Forgiven

Q3 2021 End Q4 2021 Forgiven

Q4 2021 E
nd 2020 PPP Loans
Loan Forgiveness 2021

PPP Loans
Face Recognition $4.2 $2.4 $5.9 $
3.7 $2.2 $2.1 $4.7 $4.2

$0.5 $1.7 $3.0 $1.3

$1.7
Q4 2020 Q1 2021 Q1 2021

Q2 2021 Q2 2021 Q3 2021

Q3 2021Q4 2021 Q4 2021

Round 1 Unrecognized Fees Fee Recognized

Round Unrecog
nized Fees Note:
As of end of

period; dollars in millions.

Growth and expense management

CROSSFIRST BANK
2020 - 2021 Non - Interest Expense Details $100.0 $19.7 $7.4 $8.7 S57.7 2020 $99. $215 2021 Other Goodwill Impairment Technology Occupancy Salaries & Benefits Assets and Non - Interest Expenses
2.53% $2,961

2.45% $4,107 $4,931

1.95% $5,659 1.84%

$5,621 1.78%
2017 2018 2019 2020 2021 Total Assets Non interest expense/Average Assets
Note: Dollars are in millions

and amounts shown

are as of the en
d of the period

unless otherwise specified.

Improving Efficiency
while Growing Assets CROSSFIRST

BANK
7.1% 73.6%

58.4% 58.1%54.5%
74.0% 67.8% 57.4% 53.0%

52.0%
$2,931 $4,107 $4,931 $5,659

$ 5,621
2017 2018 2019 2020 2021 Total Assets Efficiency R atio Non GAAP Efficiency Ratio
Note: Dollars are in millions

and amounts sh
own are as of the end of

the period unless otherwise specified.
* Represents a non
GAAP financial measure.

See Non
GAAP Reconciliation

slides at the end of this

presentation for add
itional detail.

Stock Repurchase Activity CROSSFIRST

BANK
51,680 51,679

50,959 51,003 50,450
610 88 876 0 566
Q42020 Q1 2021 Q2 2021

Q3 2021 Q4 2021
# of Shares Repurchased # Shares

Outstanding
Repurchased 1% of outstanding

shares in Q4 2021
and 3% of outstanding

shares in full
- year 2021
Return of accumulated capital and

earnings to shareholders
Drives improvement in

ROE and EPS
Little tangible book value

dilution and

a short earnback period
Note: shares in thousands 14

Asset Quality Per
formance CROSSFIRST

BANK
Nonperform npd ing Assets / Assets 1.6% 1.4% 1.2% 1.0% 0.8% 0.6% 0.4% 0.2% 0.0%
0.18% 0.43% 0.97%

1.39% 0.58%
2017 2018 2019 2020 2021
NPAs continue to improve

as economic and business

outlooks improve
Redu ction in NPAs mostl
y related to upgrades in

commercial and industrial

and energy loans
49% of the nonperforming

asset balance in Q4 2021 relates to

energy credits
Classified Loans / (Total

Capital + ALLL)
$3$0 $300 $2$0 S200 S1$0 $100 $50 $286.1 $268.9 $170.7
$124.1 $78.7 40.9% 38.2%

24.0% 17.3% 10.8%
Q4 2020 Q1 2021 Q2 2021

Q3 2021 Q4 2021
Classified Loans Ratio
Classified loans continue

to trend down due

primarily to higher energy

prices, improvements in customers’ businesses,

and imp
roved economic conditions
27% of classifieds in Q4 2021

relate to Energy, down

from 37% in Q3 2021 and 38%

in Q4 2020
Energy classifieds decreased 54%

during the quarter

and 80% from Q4

2020
Note: Dollar amounts are in millions. 15

Asset Quality Performance CROSSFIRST BANK Net Charge Offs / Average Loans(1) 1.0% 0 9% 0.8% 0.7% 0.6% 0.5% 0.4% 0.3% 0.2% 0.1% 0.0%
0.44% 0.07% 0.37% 0.89%

0.31%
2017 2018 2019 2020 2021 2021 had $12.9 million of net charge offs related to loans

in both energy
and commercial and industrial

credits
Allowance for Loan Losses /

Total Loans
SI 00
$80 ■ S60 ■ $40 ■ $20 ■

$0 ■
1.70% 1.65% 1.78% 1.51%

1.37%
$75.3 $74.6 $75.5 $64.2

$58.4
Q4 2020 Q1 2021 Q2 2021

Q3 2021 Q4 2021
ALLL ALLL/Loans
Based on improved credit

me
trics, reduced ALLL/Total

Loans to 1.37%

at end of Q4 2021 by releasing $5

million in reserves
Note: Dollar amounts are in

millions.
Ratio is annualized for interim

periods.

CROSSFIRST BANKSHARES,

INC.TMSupplemental

information

capital Rati os CROSSFIRST BANK Capital Ratios
8.62% 9.70% 10.65%

11.75% 12.53% 13.51%

12.20% 12.22%

13.43% 11.93% 11.94% 13.20%

12.46%12.48% 13.61%
2017 2018 2019 2020

2021
Common Equity Tier

1 Tier 1 Risk Based Total

Risk
Based Capital
Maintaining strong

capital leve
ls to support future

growth
Continue to remain well capitalized as we return

capital to shareholders
Execution of

our profitable growth

strategy further strengthening

capital ratios

Diverse loan portfolio

CROSSFIRST BANK Loan Mix

by Type ($4.3bn)

Commercial Industrial33%Residential RealEstate

10%Owner Occupied Real Estate

8% SBA PPP1%

Energy7%CommercialReal Estate40%

Other 1%Note: Data as of December

31, 2021. 19

Diverse loan portfolio

CROSSFIRST BANK
CRE Loan Portfolio

by Segment
$1.7bn) Retail 14% Multi - Family 16% Other 23% Office 15% Industrial 14% 4 Family Res Construction 7% Hotel 11%
Commercial and Industrial Loan

Breakdown
by Type ($1.4bn) Financial Management 5%
Aircraft & Transportation

7%
Merchant Wholesalers 5% 18 Other Industries 42% Manufacturing 12% Business Loans to Individuals 8% Health Care 6%
Engineering & Contracting

9% Restaurants 6%
Note: Data as of December 31,

2021.

Balance Sheet Growth CROSSFIRST

BANK
$ 1,996 $2,303

$3,061 $3,852 $3,924 $4,442
$4,695 $4,256 $4,684 2017 2018 2019 2020 2021
Gross loans net of uneamed fees Total

deposit
Balance Sheet FY 2021 YoY 2017 2021 CAGR Cross Loans ▼ 4% 16% Gross Loans ex PPP A 1% Total Deposits A 0% 15% Total Assets ▼ 1% 14% Annualized loan growth of 6.6% during

Q4 2021, excluding

the impact of PPP*
$227 million in PPP loans

were forgiven in 2021
$44 million in PPP loans

were forgiven in Q4 2021
Note: Dollars are in millions. * Represents a non GAAP financial measure. See Non - GAAP Reconciliat ion slides at the end

of this presentation for

additional detail.

improving core funding

base CROSSFIRST BANK
Total Deposits $2,303 $3,208 $3,924 $4,695 $4,684 $2,012 $2,724 $3,402 $3,976 $3,520 $291 $484 $522 $718 $1,163 2017 2018 2019 2020 2021 Cost of Deposits 0.99% 1.44% 1.89% 0.85% 0.40% DDA Other Deposits
Improved the cost

of deposits by increasing

percentage of DDA accounts
Demand deposits 5 year CAGR of 32%
+62% compared to 2020

year
- end +21% compared to Q3 2021 Number of DDA
accounts increased by

868 in 2021
Deposit costs have trended down

due to the persistent low
rate environment and management’s

focus on increasing demand

deposits
Focus on Core Funding* 21% 21% 19% 14% 6% 6% 9% 10% 6% 2017 2018 2019 2020 2021 Wholesale D eposits Brokered Deposits
Note: Dollars are in millions

and amounts shown

are as of the end of the period.
* As a percentage of Bank assets 22

Loan Portfolio

CROSSFIRST BANKGross Loans

by Type $2,002

$3,069 $3,862 $4,455 $4,270

$191$284 $360$447

$470$797 $1,293 $1,736

$2,032 $2,055 $243$358

$409$345 $279$771

$1,134 $1,357 $1,631 $1,466

20172018 20192020

2021Loan Yield4.89%5.34%5.52%

4.26%4.02% Commercial

Energy Commercial Real Estate

ConsumerThe loan

portfolio, excluding

PPP loans,at Q4 2021 grew 1.6%

from previous quarterLoan

yields increased primarily due to

credit improvement and incremental

loan feesContinued

pressure on real estate due to

cap rates and long-term finance rates

for our customers Line utilization

continues to be less than historical

average Note: Dollars are in

millions and amounts

shown are as of the end of

the period.23

Securities portfolio CROSSFIRST

BANK
Investment Portfolio

Breakout as of December 31, 2021
Municipal Taxable 1.0% MBS (Fixed)1 21.7% Other, 0.6% Total: ~$746 million* CMO (Fixed) 2.5%
At the end of Q4 2021,

the portfolio’s duration

was approximately 5.2 years
The fully taxable equivalent

yield for Q4 2021 increased 2bps

to 2.89%
The securities portfolio has unrealized gai
ns of approximately $29

million as of December 31,

2021
During Q4 2021, $14

million of MBS/CMO paydowns

were received and $40 million

of MBS securities and $16

million of Tax
Exempt Municipal bonds

were purchased with an average tax
equivalent yield of

1.9
3% Securities Yield Fully Tax Equivalent 3.85% 3.62% 3.35% 3.05% 2.90% 2.79% 2.13% 1.45% 2.13% 2.40% 2017 2017 2017 2017 2017 Securities Yield
Cost of Funds Spread Securities

Yield
* Based on approximate fair value. 24

CROSSFIRST ENERGY PORTFOLIO

CROSSFIRST BANK

Portfolio Composition

- Collateral base is predominately comprised of properties with sufficient production history to establish reliable production trends
- Typically, only lend as a senior secured lender in single bank transactions and as a cash flow lender
- Exploration & Production lending only on proven and producing reserves
- CrossFirst typically does not lend to shale, oil field services, or midstream energy companies.
- Energy portfolio represents 7% of the entire loan portfolio

Energy by Composition 12/31/2021

	# Loans	$ Loan Amount	% Total	Avg % Hedged[1]	Hedge Price[2]
Oil	34	$159	57%	44%	$52.01
Natural Gas	11	$113	41%	50%	$2.98
Other Sources	4	$7	2%	0%	
Total	**49**	**$279**	**100%**	**40%** [1]	

Energy Portfolio and Tangible Equity[3]


98%
79%
69%
55%
42%
$243
$249
$358
$453
$409
$594
$345
$624
$279
$667
2017
2018
2019
2020
2021
Energy Portfolio
Tangible Equity(3)
Energy as % of Tangible Equity(3)

Energy Loans by Risk Rating

3.3% of Reserves on Energy Portfolio


$243
$26
$12
$205
$358
$13
$5
$340
$409
$7
$9
$393
$345
$109
$90
$146
$279
$21
$73
$184
2017
2018
2019
2020
2021
Pass
Special Mention
Substandard

Note: Data as of 12/31/21.
Note: Loan dollars in millions;
(1) Weighted Average.
(2) Hedged rolling 12 month; Oil price in $ per barrel and natural gas price in $ per MMBtu.
(3) Represents a non-GAAP financial measure, see non-GAAP reconciliation slides in the supplemental information for more detail.

25

QUARTERLY SELECTED FINANCIALS

CROSSFIRST BANK

(Dollars in thousands, except per share data)

CrossFirst Bankshares, Inc. Quarterly Financials

For the Three Months Ended

	12/31/21	9/30/21	6/30/21	3/31/21	12/31/20
Income Statement Data:					
Interest income	$ 49,202	$ 47,311	$ 48,484	$ 48,153	$ 49,534
Interest expense	5,757	5,510	6,156	7,036	7,997
Net interest income	43,445	41,801	42,328	41,117	41,537
Provision for loan losses	(5,000)	(10,000)	3,500	7,500	10,875
Non-interest income	4,796	(1,105)	5,825	4,144	2,949
Non-interest expense	26,715	24,036	25,813	22,818	23,732
Net income before taxes	26,526	26,660	18,840	14,943	9,879
Income tax expense	5,725	5,660	3,263	2,908	1,785
Net income	20,801	21,000	15,577	12,035	8,094
Non-GAAP core operating income[1]	$ 20,801	$ 25,898	$ 14,245	$ 12,035	$ 8,094
Balance Sheet Data:					
Cash and cash equivalents	$ 482,727	$ 316,722	$ 220,814	$ 630,787	$ 408,810
Securities	745,969	708,106	712,217	685,454	654,588
Gross loans (net of unearned income)	4,256,213	4,233,117	4,237,944	4,508,600	4,441,897
Allowance for loan losses	58,375	64,152	75,493	74,551	75,295
Goodwill and intangibles	130	149	169	188	208
Total assets	5,621,457	5,401,151	5,311,434	5,998,074	5,659,303
Non-interest bearing deposits	1,163,224	960,999	818,887	794,559	718,459
Total deposits	4,683,597	4,436,597	4,356,627	5,051,570	4,694,740
Borrowings and repurchase agreements	236,600	276,600	283,100	286,394	295,406
Trust preferred securities, net of fair value adjustments	1,009	997	986	974	963
Stockholders' Equity	667,573	652,407	637,190	628,834	624,428
Tangible common stockholders' equity[1]	$ 667,443	$ 652,257	$ 637,021	$ 628,646	$ 624,220
Share and Per Share Data:					
Basic earnings per common share	$ 0.41	$ 0.41	$ 0.30	$ 0.23	$ 0.16
Diluted earning per common share	0.40	0.41	0.30	0.23	0.15
Book value per share	13.23	12.79	12.50	12.17	12.08
Tangible book value per share[1]	$ 13.23	$ 12.79	$ 12.50	$ 12.16	$ 12.08
Basic weighted average common shares outstanding	50,893,493	50,990,113	51,466,885	51,657,204	51,970,116
Diluted weighted average common shares outstanding	51,660,723	51,605,721	52,209,541	52,381,474	52,463,645
Shares outstanding at end of period	50,450,045	51,002,698	50,958,680	51,678,669	51,679,516

(1) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.

26

Quarterly selected financials CROSSFIRST

BANK CrossFirst Bankshares,

Inc. Quarterly Financials

For the Three Months

Ended 12/
31/21 9/30/21 6/30/21

3/31/21 12/31/20

Selected Ratios: Return on average assets(1)

1.50% 1.54

% 1.10% 0.84%
0.58 % Non
GAAP core operating return on

average assets(1)(2) 1.50 1.90

1.01 0.84 0.58 Return

on average common equity

12.57 12.92 9.86
7.80 5.19 Yield

on earning assets 3.65 3.56

3.51 3.45 3.67 Yield

on earning assets
tax equivalent(3) 3.70

3.62 3.57 3.
50 3.71 Yield on securities 2.49

2.46 2.52 2.48 2.56

Yield on securities
tax equivalent(3) 2.89

2.87 2.93 2.89 2.96

Yield on loans 4.17

4.00 3.99 3.94 4.00

Cost of funds 0.48 0.46

0.49 0.56 0.65 Cos
t of interest
bearing liabilities 0.61

0.57 0.59 0.65 0.
77 Cost of interest
bearing deposits 0.43

0.47 0.50 0.57 0.69

Cost of deposits 0.33

0.38 0.41 0.48 0.58

Cost of other borrowings

3.03 1.82 1.79 1
.79 1.78 Net interest margin
tax equivalent(3) 3.28

3.20 3.12 3.00 3.12

Non
interest expense to average asset
s 1.93 1.76 1.82

1.60 1.71 Efficiency ratio(4) 55.38

59.06 53.61 50.41 53.35

Non
GAAP core operating efficiency

ratio (FTE)(2)(4) 54.52

50.45 53.34 49.64 52.54

Non
interest bearing deposits to

total deposits 24.84 21.66

18.80 15.73 15.30 Loans

to deposits
90.87% 95.41

% 97.28% 89.25

% 94.61 % Credit Quality

Ratios: Allowance for loans losses to

total loans 1.37

% 1.51% 1.78%
1.65% 1.70 % Nonperforming

assets to total assets 0.58

0.92 1.09 1.15 1.39

Nonperforming loans to

total loans 0.74 1.15

1.33
1.48
1.71 Allowance for loans losses to

nonperforming loans

185.19 131.76 133.79 112.10

98.98 Net charge
offs (recoveries) to average

loans(1) 0.07

% 0.13% 0.23% 0.74

% 1.03 % Capital Ratios: Total

stockholders' equity

to total
assets 11.88% 12.08

% 12.00%
10.48% 11.03

% Common equity tier 1

capital ratio 12.46
12.61 12.40 12.00

11.93 Tier 1 risk
based capital ratio 12.48 12.63

12.42 12.02 11.94

Total risk
based capital ratio 13.61 13.88

13.67 13.27 13.20 Tier

1 leverage ratio 11.84% 11.77

% 10.81% 10.51
% 10.93% (1)

Interim periods are annualized. (2)

Represe
nts a non
GAAP financial measure.

See Non
-
GAAP Reconciliation

slides at the end of this

presentation for additional

detail. (3) Tax
exempt income is calculated on

a tax
equivalent basis. Tax exempt
income includes municipal securities,

which is exempt from federal

taxation. A tax

rate of 21% is used.

(4) Efficiency ratio
is non
interest expense divided by

the sum of net interest income and

non
interest income; non
GAAP core operating efficiency

ratio
(FTE) is adjusted for non core or non recurring items 27

Non -
gaap reconciliations CROSSFRIST

BANK For the Three Months

Ended (Dollars in thousands)

12/31/21 9/30/21 6/30/21

3/31/21 12/31
/20 Non
GAAP Core Operating Income: Net income

$ 20,801 $ 21,00
0 $ 15,577 $ 12,035 $

8,094 Add: Unrealized loss on

equity security
6,200 Less: Tax effect(2) - 1,302 -
Unrealized loss on equity

security, net of tax
4,898 Add: Accelerated employee benefits 719 Less: Tax effect (3) 210
Accelerated employee benefits, net of

tax
509 Less: BOLI settlement benefits(1) 1,841 Non
GAAP core operating income $ 20,801

$ 25,898 $ 14,245 $ 12,035

$ 8,094 Non
GAAP Core Operating Return on

Average Assets: Net income $ 20,801

$ 21,000
$ 15,577 $ 12,035 $ 8,094

Non
GAAP core operating income 20,801

25,898 14,245

12,035 8,094 Average

assets $ 5,490,482 $ 5,408,984

$ 5,673,638 $ 5,798,167

$
5,523,196 GAAP return

on average assets 1.50

% 1.54% 1.10% 0.84

% 0.58 % Non
GAAP core operating
return on average assets 1.50

% 1.90% 1.01% 0.84

% 0.58 % Non
GAAP Core Operating Return on

Average Equity: Net income available

to common stockholders

$ 20,801 $ 21,000 $ 15,577

$ 12,035
$ 8,094 Non
GAAP core operating income available

to common stockho
lders 20,801 25,898

14,245 12,035

8,094 Average common equity

656,415 644,715 633,417

625,875 620,496 Less: average goodwill
and intangibles 140

160 179 199 218 Average Tangible

Equity $ 656,275 $ 644,555

$ 633,238 $ 625,676 $ 620,278

GAAP return on
averag
e common equity

12.57% 12.92% 9.86

% 7.80% 5.19 % Non
GAAP core return on average tangible

common equity 12.57

% 15.94% 9.02% 7.80%

5.19 % Non
GAAP Core Operating Efficiency

Ratio: Non
interest expense $ 26,715

$ 24,036 $ 25,813 $ 22,818

$ 23,732 Les
s: Accelerated employee benefits
719 Non GAAP non
interest expense (numerator) $

26,715 $ 24,036

$ 25,094 $ 22,818 $

23,732 Net interest income 43,445

41,801 42,328 41,117 41,
537 Tax equivalent interest

income(4) 762 748

734 704 683 Non
interest in
come 4,796 (1,105)

5,825 4,144 2,949
Add: Unrealized loss on equity

security
6,200 Less: BOLI settlement benefits 1,841 - Non
GAAP operating revenue (denominator)

$ 49,003 $ 47,644

$ 47,046 $ 45,965 $ 45,169

GAAP Efficiency Ratio 55.38

% 59.0
6% 53.61% 50.41% 53.35

% Non
GAAP core operating efficiency ratio (FTE)

54.52% 50.45

% 53.34% 49.64

% 52.54 % No tax effect. Represents

the tax impact o
f the adjustments at a tax

rate of 21.0%. Represents

the tax impact of the

adjustments above at a t
ax rate of 21.0%,

plus a permanent ta
x benefit associated

with stock
based grants. Tax exempt

income (tax
free municipal securities)

is calculated on

a tax equivalent basis. The

incremental tax rate used is 21.0%.

Non - gaap reconciliations (Cont.)
CROSSFIRST BANK For the Three Months

Ended (Dollars in thousands,

except per share data) 12/31/21

9/30/21 6/30/21 3/31/21 12/
31/20 Tangible common

stockholders' equity:

Stockholders' equity

$ 667,573 $ 652,407

$ 637,190 $ 628,834 $

624,428 Less: good
will a
nd other intangible

assets 130 149 169 188 208

Tangible Stockholders'

Equity $ 667,443 $ 652,258

$ 637,021 $ 628,646 $

624,22
0 Shares outstanding at

end of period 50,450,045

51,002,698 50,958,680

51,678,669 51,679,516

Book value per share $ 13.23 $

1
2.79 $
12.50 $ 12.17 $ 12.08

Tangible book value

per share $ 13.23

$ 12.79 $ 12.50 $ 12.16

$ 12.08 12/31/2021

Gross loans, net ot un
earned income $ 4,256,213

Less: PPP loans, net ot unearned

income 64,805 f'Jon
-
PPP gross loans, net ot unearned

income $ 4,131,408
Year over -
year loan growth (4.18}

X f'Jon
- GAAP year - over
year loan grow th

excluding PPP loans

1.00 Linked quarter loan

grow th 0.55 f'Jon
-
G A AP linked quarter loan

grow th excluding PPP

loans 1.64 X Allowance tor loan

losses $ 58,375 Allowance tor

loan
losses to gross loans, net

ot unearned income 1.37

X Allowance tor loan losses to

non
PPP gross loans, net ot unearned

income 1.39 X For (he Three Months

Ended 9/30/2021 6/30/2021

3/31/2021 12/31/2020

$ 4,233,11
7 $ 4,237,944 $ 4,508,600

$ 4,441,897 109,465
197,084 336,355

292,230 $ 4,123,652

$ 4,040,860 $ 4,172,245 $

4,149,667 X X $

64,152 $ 75,493

$ 74,551 $ 75,295 1.51

X 1.78 X
1.65 X 1.70 1.56

X 1.87 X 1.79

X 1.81 29

Historical Financial Information

CROSSFIRST BANK (Dollars in

thousands, except per
share data) For the Year Ended

December 31, 2021

2020 2019 2018 2017

Income Statement Data: Interest

income $ 193,150

$ 203,4
48 $ 216,218 $ 156,880

$ 97,816 Interest expense 24,459

43,199 74,774 46,512 22,998

Net interest income 168,691 160,249

141,4
44 11
0,368 74,818 Provision

for loan losses (4,000) 56,700

29,900 13,500

12,000 Non
interest income 13,660 11,733

8,707 6,083 3,679

Non
interest expense 99,382

99,968 87,640 85,755 62,089

Net income before taxes 86,969

15,314 32,611 17,196 4,408

Income tax expe
nse (benefit) 17,556

2,713 4,138 (2,394) (1,441)

Net income 69,413 12,601

28,473 19,590 5,849

Non
GAAP core operating income(1)

$ 72,979 $ 19,998

$ 27,427 $ 19,940 $ 9,716

Balance Sheet Data: Cash and cash equivalents

$ 482
,727 $ 408,810 $ 187,320

$ 216,54
1 $ 130,820 Securities 745,969

654,588 739,473 661,628

701,534 Gross loans (net of

unearned income) 4,256,213

4,441,897 3,852
,244 3,060,747

1,996,029 Allowance for

loan losses 58,375

75,295 56,896 37,826 26,091

Goodwill and intangibles 130

208 7,694
7,796
7,897 Total assets 5,621,457

5,659,306 4,931,233

4,107,215 2,961,118

Non
interest bearing deposits 1,163,224

718,459 521,826

484,284 290,906 Total

deposits 4,683,597

4,694,740 3,923,759

3,208,097 2,
303,364 Borrowings and

repurchase agreements 236,600

295,4
06 373,664 388,391

357,837 Preferred Stock, liquidation

value
30,000 30,000

Stockholders' Equity

667,573 624,428 601,644

490,336 287,147 Tangible

common stockholders' equity(1)

$ 667,443
$ 624,220 $ 593,950

$ 452,540 $ 249,250 Share and

Per Share Dat
a: Basic earnings per common

share $ 1.35 $ 0.24

$ 0.59 $ 0.48 $ 0.12

Diluted earnings per common share 1.33

0.24 0.58 0.47

0
.12 Book value per share 13.23
12.08 11.58 10.21

8.38 Tangible book

value per share(1) $ 13.23 $

12.08 $ 11.43 $ 10.04 $ 8.12

Basic
weighted average common

shares outstanding 51,291,428

52,070,624 47,679,184

36,422,612 30,086,530

Diluted weighted average co
mmon shares outstanding

52,030
,582 52,548,547 48,576,135

37,492,567 30,963,424

Shares outstanding at end

of period 50,450,045 51,6
79,516 51,969,203 45,074,322

30,686,256 (1)

Represents a non
-
GAAP financial measure.

See Non
GAAP Reconciliation

slides at the end of this

presentation for additional

detail. 30

HISTORICAL FINANCIAL INFORMATION

CROSSFIRST BANK

	For the Year Ended December 31,				
	2021	2020	2019	2018	2017
Selected Ratios:					
Return on average assets[1]	1.24 %	0.24 %	0.63 %	0.56 %	0.24 %
Non-GAAP core operating return on average assets[1][2]	1.31	0.37	0.61	0.57	0.40
Return on average common equity	10.84	2.05	5.38	5.34	1.53
Yield on earning assets - tax equivalent[3]	3.60	3.96	5.04	4.77	4.37
Yield on securities - tax equivalent[3]	2.90	3.05	3.35	3.62	3.85
Yield on loans	4.02	4.26	5.52	5.34	4.89
Cost of funds	0.50	0.92	1.90	1.49	1.06
Cost of interest-bearing deposits	0.49	1.02	2.21	1.71	1.12
Cost of deposits	0.40	0.85	1.89	1.44	0.99
Net interest margin - tax equivalent[3]	3.15	3.13	3.31	3.39	3.40
Non-interest expense to average assets	1.78	1.84	1.95	2.45	2.53
Efficiency ratio[4]	54.50	58.13	58.37	73.64	79.10
Non-GAAP core operating efficiency ratio (FTE)[2][4]	52.02	52.98	57.25	67.68	72.33
Non-interest bearing deposits to total deposits	24.84	15.30	13.30	15.10	12.63
Loans to deposits	90.87 %	94.61 %	98.18 %	95.41 %	86.66 %
Credit Quality Ratios:					
Allowance for loans losses to total loans	1.37 %	1.70 %	1.48 %	1.23 %	1.30 %
Nonperforming assets to total assets	0.58	1.39	0.97	0.43	0.18
Nonperforming loans to total loans	0.74	1.71	1.15	0.58	0.27
Allowance for loans losses to nonperforming loans	185.19	98.98	128.54	212.30	481.68
Net charge-offs (recoveries) to average loans[1]	0.30 %	0.89 %	0.31 %	0.07 %	0.44 %
Capital Ratios:					
Total stockholders' equity to total assets	11.88 %	11.03 %	12.20 %	11.94 %	9.70 %
Common equity tier 1 capital ratio	12.46	11.93	12.20	11.75	8.62
Tier 1 risk-based capital ratio	12.48	11.94	12.22	12.53	9.70
Total risk-based capital ratio	13.61	13.20	13.43	13.51	10.65
Tier 1 leverage ratio	11.84 %	10.93 %	12.06 %	12.43 %	9.71 %

(1) Interim periods are annualized.
(2) Represents a non-GAAP financial measure. See Non-GAAP Reconciliation slides at the end of this presentation for additional detail.
(3) Tax-exempt income is calculated on a tax-equivalent basis. Tax-exempt income includes municipal securities, which is exempt from federal taxation. A tax rate of 21% is used.
(4) Efficiency ratio is non-interest expense divided by the sum of net interest income and non-interest income; non-GAAP core operating efficiency ratio (FTE) is adjusted for non-core or non-recurring items

31

Non
gaap reconciliations CROSSFIRST

BANK
As of or for the

Year Ended December 31,

2021 2020 2019 2018 2017

Non
GAAP core operating income: Net income

$ 69,413 $ 12,601

$ 28,473 $ 19,590 $

5,849 Add: Unrealized loss on

equity security 6,
200 - Less: Tax effect(1) 1,302 - Unrealized los
s on equity security, net

of tax 4,898
Add: restructuring charges 4,733 Less: Tax effect(1) 1,381
Restructuring charges, net of

tax
3,352 Add: fixed asset impairments
424 171 1,903 Less: Tax

effect(2)
109 44 737 Fixe d asset impairments, net of tax
315 127 1,166 Add:

Goodwill impairment(3)
7,397 Add: State tax credit(3) - (1,361) (3,129)
Add: 2017 Tax Cut and

Jobs Act(3)
-
2,701 Add: Accelerated employee

benefits 719
Less: Tax effect (2) 2 10 -
Accelerated employee benefits, net of

tax 509
-
Less: BOLI settlement benefits(3)

1,841
- Non
GAAP core operating income $ 72,979

$ 19,998 $ 27,427 $ 19,940

$ 9,716 Non
GAAP Core Operating Return on

Average Assets: Net income $

69,41
3 $ 12,601 $ 28,473

$ 19,590 $ 5,849 Non
GAAP core operating income 72,979

19,998 27,427

19,940 9,716 Average

assets $ 5,591,471

$ 5,358,479 $ 4,499,764 $

3,494,655 $
2,452,797 GAAP Return on

average assets 1.24% 0.24

% 0.63% 0.56% 0.24 % Non
GAAP core
operating return on

average assets 1.31% 0.37

% 0.61% 0.57%

0.40 % Non
GAAP Core Operating Return on

Average Equity: Net income $

69,413 $ 12,601

$ 28,473 $ 19,590 $

5,849 Non
GAAP core operating income 72,979

19,998 27,427 19,940 9,716

Less: Preferred
stock dividends -
175 2,100 2,100

Net income available to common

stockholders 69,413

12,601 28,298

17,490 3,749 Non
GAAP core operating income

available to common stockholders

72,979 19,998

27,252 17,840

7,616 Average
common equity 640,202

614,726 526,22
5 327,446 245,193

Intangible Assets 170 3,898

7,746 7,847 7,949 Average

Tangible Equity $

640,032 $ 610,828 $ 518,479

$ 319,5
99 $ 237,244 GAAP return

on average common equity

10.84% 2.05% 5.38

% 5.34% 1.53 % Non
GAAP
core return on average tangible

comm
on equity 11.40

% 3.27% 5.26% 5.58

% 3.21 % Non
GAAP Core Operating Efficiency

Ratio: Non
interest expense $ 99,382

$ 99,968 $ 87,640 $

85,755 $ 62,089

Less: Accelerated employee benefits 719
Less: goodwill impairment 7,397 Less: restruct uring charges - 4,733 Non GAAP non -
interest expense (numerator) $

98,663 $ 92,571

$ 87,640 $ 81,022 $

62,089 Net interest income 168,691

160,249 141,444

110,368
74,818 Tax equivalent

interest income 2,948

2,732 2,5
22 3,099 5,439 Non interest income 1
3,660 11,733

8,707 6,083 3,679 Add:

Unrealized loss on equity

security 6,200
- Add: fixed asset impairments
424 171 1,903

Less: BOLI settlement benefits(1) 1,841
Non
GAAP Operating revenue (denominator)

$ 189,658 $

174,714 $ 153,097 $ 119
,721 $ 85,839 GAAP Efficiency

Ratio 54.50%

58.13% 58.37% 73.64% 79.10

% Non
-
GAAP Core Operating Efficiency Ratio (FTE)

52.02% 52.98

% 57.25% 67.68

% 72.33 % Represents the tax impact

of the adjustmen
ts above at a tax rate of

25.73% from

2015 through
2020 and at 21% for

2021, plus a permanent tax benefit

associated with stock
based grants. Represents the tax

impact of the adjustments

above at a tax rate of 25.73%

for fiscal years 2018 and

after; 38.
73% for fiscal years prior to

2018. No tax effect asso
ciated with the 2017

Tax Act adjustment or state tax credit or

the goodwill impairment.

Non
gaap reconciliations CROSSFIRST

BANK
(Dollars in thousands,

except per share data) For the Year

Ended
December 31, 2021 2020 2019 2018 2017 Pre Tax Pre Pro vision Profit Net income before taxes $ 86,969 $ 15,314 $ 32,611 $ 17,196 $ 4,408
Add: Provision for

loan losses
(4,000) 56,700 29,900 13,500 12,000 Pre Tax Pre Provision Profit 82,969 72,014 62,511 30,696 16,408 Average Assets 5,591,471 5,358,479 4,499,764 3,494,655 2,452,797 Pre Tax Pre
Provision Return on

Average Assets
1.48% 1.34% 1.39% 0.88% 0.67%
Tangible common stockholders'

equity:
Stockholders' equity $

667,573
$ 624,428 $ 601,644 $ 490,336 $ 287,147
Less: goodwill and other

intangible
assets 130 208 7,694 7,796 7,897 Less: preferred stock - 30,000 30,000
Tangible Stockholders'

Equity $ 667,443
$ 624,220 $ 593,950 $ 452,540 $ 249,250
Shares outstanding at end

of period
50,450,045 51,679,516 51,969,203 45,074,322 30,686,256 Book valu e per share $ 13.23 $ 12.08 $ 11.58 $ 10.21 $ 8.38
Tangible book value

per share $ 13.23
$ 12.08 $ 11.43 $ 10.04 $ 8.12 33